LOSS PER SHARE	12 Months Ended
Dec. 31, 2024
Earnings per share [abstract]
LOSS PER SHARE
NOTE 25 - LOSS PER SHARE:

Below are the net loss data attributed to capital rights owners. The loss per share is calculated according to the weighted average number of the shares issued in the relevant financial periods, the weighted average number of the ordinary shares issued and the loss for the period as follows:

	For the year ended December 31
	2024	2023	2022
Calculation of basic earnings per share:
Net loss	(45,665)	(29,715)	(397,789)
Loss attributed to shareholders in USD	(45,665)	(29,715)	(397,789)

Weighted average number of Ordinary Shares	83,777,164	80,974,653	30,030,805

Basic and diluted loss per share attributed in USD	(0.54)	(0.37)	(13.25)